TRUSTEES POWER OF ATTORNEY


City of Minneapolis

State of Minnesota

         Each of the undersigned, as trustees of the below listed open-end, diversified investment companies that previously have filed registration statements and amendments thereto pursuant to the requirements of the Investment Company Act of 1940 with the Securities and Exchange Commission:

                                                                  1940 Act
                                                                 Reg. Number
        Growth Trust                                              811-07395
        Growth and Income Trust                                   811-07393
        Income Trust                                              811-07307
        Tax-Free Income Trust                                     811-07397
        World Trust                                               811-07399

hereby constitutes and appoints Arne H. Carlson and Leslie L. Ogg or either one of them, as her or his attorney-in-fact and agent, to sign for her or him in her or his name, place and stead any and all further amendments to said registration statements filed pursuant to said Act and any rules and regulations thereunder, and to file such amendments with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting to either of them the full power and authority to do and perform each and every act required and necessary to be done in connection therewith.

         Dated the 9th day of January, 2002.

/s/ H. Brewster Atwater, Jr.              /s/ Anne P. Jones
-----------------------------             ----------------------------
    H. Brewster Atwater, Jr.                  Anne P. Jones

/s/ Arne H. Carlson                       /s/ Stephen R. Lewis, Jr.
-----------------------------             ----------------------------
    Arne H. Carlson                           Stephen R. Lewis, Jr.

/s/ Lynne V. Cheney                       /s/ William R. Pearce
-----------------------------             ----------------------------
    Lynne V. Cheney                           William R. Pearce

/s/ Livio D. DeSimone                     /s/ Alan K. Simpson
-----------------------------             ----------------------------
    Livio D. DeSimone                         Alan K. Simpson

/s/ Ira D. Hall                           /s/ John R. Thomas
----------------------------              ----------------------------
    Ira D. Hall                               John R. Thomas

/s/ David R. Hubers                       /s/ William F. Truscott
---------------------------               ----------------------------
    David R. Hubers                           William F. Truscott

/s/ Heinz F. Hutter                       /s/ C. Angus Wurtele
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    Heinz F. Hutter                           C. Angus Wurtele